Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to
☐	Rule 14a-11 (c) or rule 14a-12

Eastern Light Capital
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒   No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement no.:
(3)	Filing Party:
(4)	Date Filed:

EASTERN LIGHT CAPITAL, INCORPORATED Notice of 2010 Annual Meeting and Proxy Statement June 30, 2010

Eastern Light Capital

100 Pine Street, Suite 560 • San Francisco, California 94111
Tel: (415) 693-9500 • Fax: (415) 693-9501

June 2, 2010

Dear Shareowner:

You are invited to attend the 2010 Annual Meeting of shareholders to be held on June 30, 2010.  The meeting will begin at 10:00 A.M. in the Company’s offices at 100 Pine Street, Suite 560, San Francisco, California.

The Annual Meeting will begin with a report on our operations, followed by discussion and voting on the matters set forth in the accompanying notice of Annual Meeting and proxy statement and discussion of other business matters properly brought before the meeting. We hope that you are able to attend.

Whether or not you expect to attend, you can ensure that your shares are represented at the Annual Meeting of Shareholders by promptly voting and submitting your proxy by internet, telephone or by completing, signing, dating and returning your proxy form in the enclosed envelope.  If you do attend the Annual Meeting, you may withdraw your proxy if you wish to vote in person.

We look forward to seeing you on June 30.

Sincerely,

/s/ Richard J. Wrensen

Richard J. Wrensen
Chairman and Chief Executive Officer

Eastern Light Capital
100 Pine Street, Suite 560 • San Francisco, California 94111
Tel: (415) 693-9500 • Fax: (415) 693-9501

Notice OF Annual Meeting of Shareowners
10:00 a.m., June 30, 2010

June 2, 2010

Dear Shareowner:

The 2010 Annual Meeting of shareholders (“Annual Meeting”) of Eastern Light Capital, Incorporated, a Delaware corporation (“ELC” or the “Company” or the “Corporation”), will be held in the Company’s offices on June 30, 2010 at 10:00 a.m., local time, at 100 Pine Street, Suite 560, San Francisco, California 94111, to address all matters that may properly come before the meeting.  Following a report on ELC’s operations, shareowners will vote on:

1.	Election of one director (Class II director):

a.	Ace J. Blackburn

Shareowners of record at the close of business on May 26, 2010, will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof.   Submitting your proxy by any method will not affect your right to attend the meeting and vote. A shareholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the annual meeting, by delivering a subsequent proxy or by notifying the Corporate Secretary in writing of such revocation.

/s/ Richard J. Wrensen

Richard J. Wrensen
Acting Corporate Secretary

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE OR VOTE YOUR SHARES VIA TELEPHONE OR THE INTERNET

Table of Contents

PROXY STATEMENT	1
General	1
Voting Rights and Outstanding Shares	1
Quorum Requirements	1
Effect of Abstentions and Broker Non-Votes	1
Revocability of Proxies	2
Householding	2
GENERAL CORPORATION INFORMATION	2
Directors and Executive Management	2
Board Committees	3
Board and Committee Meetings	4
Executive Officers	4
Stock Holdings of Management and Directors	4
Stock Holdings of Certain Beneficial Owners	5
Certain Relationships and Related Transactions	5
PROPOSAL ONE – ELECTION OF DIRECTORS	6
OTHER BUSINESS	7
EXECUTIVE COMPENSATION	8
Executive Compensation Discussion and Analysis	8
Management Compensation	8
Named Executive Officer Compensation	8
Summary Compensation Table	8
Equity Awards Table	8
Equity Compensation Plan Information	9
COMPENSATION COMMITTEE REPORT	9
DIRECTOR COMPENSATION	9
STOCKHOLDER PROPOSALS AND NOMINATIONS	10
AUDIT COMMITTEE REPORT	10
Composition	10
Responsibilities	11
Review with Management and Independent Accountants	11
Summary	11
ADDITIONAL ACCOUNTANT INFORMATION	11
Accountant Fees	11
Pre-Approval Policy for Audit and Non-Audit Services	12
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934	12
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE	12
MISCELLANEOUS	13
PROXY FOR ANNUAL MEETING	14

Eastern Light Capital

100 Pine Street, Suite 560 • San Francisco, California 94111
Tel: (415) 693-9500 • Fax: (415) 693-9501

PROXY STATEMENT

General

The enclosed Proxy and Proxy Statement is provided by Eastern Light Capital, Incorporated, a Delaware corporation (“ELC” or the “Company” or the “Corporation”), for exercise at the Annual Meeting of the Corporation’s shareowners, to be held at the Corporation’s offices, 100 Pine Street, Suite 560, San Francisco, California 94111 at 10:00 a.m., local time, on Wednesday, June 30, 2010, and at any postponements or adjournments thereof (the “Annual Meeting”).

Accompanying this Proxy Statement is the Corporation’s 2008 Annual Report to the SEC on Form 10K, including the Corporation’s audited financial statements for calendar year 2009.  The Corporation is mailing the Notice to Shareowners of Annual Meeting, the Proxy Statement and the accompanying Proxy on or about June 2, 2010 to all shareowners entitled to notice of, and to vote at, the Annual Meeting.

The Corporation will bear the cost of this solicitation of proxies.  Solicitations will be made by mail.  The Corporation’s officers and employees may solicit proxies personally or by telephone.  The Corporation will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of stock.

Voting Rights and Outstanding Shares

Your vote is important and you are urged to vote in advance. Shareowners of record at the close of business on May 26, 2010 (the “Record Date”) are entitled to vote at the Annual Meeting.  At the close of business on the Record Date, there were issued and outstanding and entitled to vote 500,432 shares of the Corporation’s Common Stock, par value $.01 per share (“Common Stock”) and 213,820 shares of the Corporation’s Series “A” Preferred Stock, par value $.01 per share (“Series “A” Preferred Stock”) (individually, “Stock”, and collectively, the “Stock”). Each share is entitled to one vote.

As of March 31, 2010, the Corporation holds treasury stock of 148,950 shares of Common Stock and 16,919 shares of Series “A” Preferred Stock.  Treasury shares may not vote.

Quorum Requirements

The presence in person or by proxy, of shareholders entitled to cast 35% of all the votes entitled to be cast at the Annual Meeting constitutes a quorum for the transaction of business.  If a quorum is not present at the meeting, the meeting will be adjourned to solicit additional proxies.

Effect of Abstentions and Broker Non-Votes

Proxies received but marked as abstentions and “broker non-votes”, that may result from beneficial owners’ failure to give specific instructions to their brokers or other nominees holding in “street name” will be counted as “present” to determine whether there is a quorum.  However, abstentions and “broker non-votes” will have the effect of a vote against a proposal requiring the affirmative vote of a certain percentage of shares outstanding.  A broker will vote shares held by the broker only if the holder of the shares provides the broker with instructions how to vote.  A properly signed proxy marked “Withhold Authority” with respect to the election of one or more directors will not be voted for the directors so indicated but will be counted to determine whether there is a quorum.

If there are insufficient holders of shares of stock present to constitute a quorum or insufficient affirmative votes to approve any matter presented for approval, the Annual Meeting may be postponed or adjourned one or more times to permit for solicitation of proxies.   Directors are elected by plurality vote. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present will be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of votes cast is required by statute, by the Articles of Incorporation or by the Bylaws of the Corporation.

Shares of stock represented by properly executed and returned Proxies, unless revoked, will be voted at the Annual Meeting in accordance with the instructions thereon.  If a properly executed and returned Proxy contains no instructions, it will be voted: (1) for the election to the Board of the persons specified on the Proxy. The Corporation’s directors are not aware of any matter that will be presented for consideration at the Annual Meeting other than the proposal described in this Proxy Statement.

Revocability of Proxies

Any shareholder giving a Proxy pursuant to this solicitation has the power to revoke that Proxy at any time before the shares to which it relates are voted either (i) by filing with the Corporation, at its principal executive offices, written notice of revocation on a duly executed Proxy bearing a later date, or (ii) by attending the Annual Meeting, withdrawing the Proxy, and voting in person.

Householding

"Householding" is a program, approved by the Securities and Exchange Commission (the "SEC"), which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy material to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be "householding" materials to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, "householding" will not apply to your shares.

GENERAL CORPORATION INFORMATION

Directors and Executive Management

The Board, which currently consists of the four individuals listed below, directs the management of the Corporation’s business.  Directors Blackburn, Grainer and Jones are Independent Directors.  Director Wrensen is the Corporation’s Chairman, Chief Executive Officer, President and Chief Financial Officer and is a Non-Independent Director.

The Corporation’s current directors, respective positions and status:

Directors:
Name	Position	Status
Richard J. Wrensen	Class III Director and Chairman of the Board	Non-Independent
Alan R. Jones	Class I Director	Independent
Ace J. Blackburn	Class II Director	Independent
James L. Grainer	Class III Director	Independent

The Corporation’s current executive officers and their positions:

Executive Officers:

Name	Position
Richard J. Wrensen	Chairmen, Chief Executive Officer, President and Chief Financial Officer

Board Committees

The Board’s standing committees and a summary of each committee’s responsibilities follows.

Audit Committee.  The members of the Audit Committee are independent (as independence is defined in Section 121(A) of the American Stock Exchange listing standards).  The Audit Committee:

1.
Appoints the Corporation’s independent registered public accounting firm (pursuant to the Sarbanes-Oxley Act of 2002) and reviews the arrangements for and the scope of the audit conducted by those accountants;

2.	Reviews the Corporation’s accounting functions and operations;
3.	Considers the adequacy and effectiveness of the system of accounting controls, including any proposed corrective actions;
4.	Reviews and monitors the Corporation’s policies regarding legal and regulatory requirements, business ethics and conflicts of interest; and
5.
Discusses with management and the independent accountants the Corporation’s draft annual financial statements, key accounting and reporting matters and assess the independence and performance of the independent accountants.

The Audit Committee for the year ended December 31, 2009 consisted of Directors Grainer (Chairman), Jones and Blackburn. Messrs. Grainer, Jones and Blackburn are all qualified by the Board of Directors as Financial Experts. The Audit Committee’s charter is available at the Company’s website www.elcreit.com.

Nominating and Corporate Governance Committee.  The members of the Nominating and Corporate Governance Committee are independent directors (as independence is defined in Section 121(A) of the American Stock Exchange listing standards).  The Nominating and Corporate Governance Committee:

1.	Recommends nominees for election or re-election as Directors for each annual shareholder meeting;
2.	Recommends candidates to be elected by the Board as necessary to fill vacancies and newly created directorships;
3.	Recommends a Director to serve as Chairman of the Board of Directors;
4.	Oversees the annual evaluation of the Board; and
5.	At least annually reviews and assesses the adequacy of corporate governance policies and recommends any proposed corporate governance policy changes to the Board.

The Nominating and Corporate Governance Committee for the year ended December 31, 2009 consisted of Directors Jones (Chairman), Grainer and Blackburn. The Nominating and Corporate Governance Committee’s charter is available at the Company’s website www.elcreit.com.

Compensation Committee. The members of the Compensation Committee are independent directors (as independence is defined in Section 121(A) of the American Stock Exchange listing standards).  The Compensation Committee:

1.	Negotiates the terms of employment for the Company’s Named Executive Officer; and
2.	Recommends the Director’s compensation.

The Nominating and Corporate Governance Committee for the year ended December 31, 2009 consisted of Directors Blackburn (Chairman), Grainer and Jones.

Executive Committee.  The Executive Committee is empowered to exercise any of the Board’s powers over the Corporation’s business affairs except those powers specifically reserved to the full Board, the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee or the shareholders.  The Executive Committee consists of the Company’s CEO and all standing Committee Chairman.

Board and Committee Meetings

During 2009, the Board of Directors held five regular Directors’ meetings, the Audit Committee held four meetings (at least one meeting was held each quarter), the Nominating and Corporate Governance Committee held one meetings, the Compensation Committee held one meetings and the Executive Committee held no meetings.  The Independent Directors also met once as a group in executive session, without the attendance of management or the Non-Independent Directors, to review the Company’s affairs.  During 2009, each Director attended 100% of the Board and 100% of the committee meetings (either in person or by telephonic conference calls) that they were eligible to attend.

The Company encourages all Directors to attend the 2010 Annual Meeting of Shareholders.  The 2009 Annual Meeting was attended by Directors Blackburn, Grainer, Jones, and Wrensen.

Executive Officers

The business experience of each of the Corporation’s executive officers is set forth below.

Richard J. Wrensen, age 54, has served as Chairman since March 10, 2008, President and Chief Executive Officer of the Corporation, since December 29, 2006 and from 1997 until present as Chief Financial Officer.  As a Class III Director, his term expires in 2011.  During 1997 Mr. Wrensen was Senior Vice-President of Finance and Chief Financial Officer with a Japanese merchant builder and from 1987 to 1997 was Chief Financial Officer of a national real estate investment firm. From 1985 through 1986, Mr. Wrensen provided strategic management consulting with an international strategy management consulting firm.  Mr. Wrensen became a Certified Public Accountant in 1979.  He earned a Masters of Business Administration from the Hass School of Business, University of California, Berkeley and a B.S. Accounting from the University of Florida.

Stock Holdings of Management and Directors

The following table sets forth certain information regarding beneficial ownership of the Corporation’s Common and Preferred Stock as of April 30, 2010 by (1) the Corporation’s executive officer, (2) each Director as of such date, (3) all Directors and executive officers as a group and (4) each person or group that beneficially owns more than five percent of the Corporation’s Common and Preferred Stock.

Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to the knowledge of the Corporation, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

	Number of Shares Beneficially Owned		Percentage of Net Shares Outstanding
Name of Officer/Director	Common	Preferred	Common	Preferred
Richard J. Wrensen (1)	103,675	5,921	29.5%	3.0%
James L. Grainer (2)	500	0	*	0
Alan R. Jones (3)	500	0	*	0
Ace J. Blackburn, Jr. (4)	500	0	*	0
All directors and executive officers as a group	105,175	5,921	29.9%	3.0%

351,482 Common Shares Outstanding
196,901 Preferred Shares Outstanding
*  Represents less than 1% of outstanding shares.

(1)
Includes spousal ownership of 18,600 shares of Common Stock and 3,464 Series “A” Preferred shares, in which Mr. Wrensen claims no beneficial interest. Mr. Wrensen’s unexercised options to purchase 38,405 shares of Common Stock are not included.

(2)	Mr. Grainer’s options to purchase 8,750 shares of common stock are not included.

(3)	Mr. Jones’ options to purchase 7,600 shares of common stock are not included.

(4)	Mr. Blackburn’s options to purchase 8,000 shares of common stock are not included.

Stock Holdings of Certain Beneficial Owners

	Number of Shares Beneficially Owned		Percentage of Net Shares Outstanding
Name of Certain Beneficial Owner	Common	Preferred	Common	Preferred
Stephen L. Ranzini (1)	27,176	0	7.7%	0
Dennis R. Konczal (2)	17,632	984	5.0%	*
Capital Alliance Advisors, Inc. (3)	25,618	3,661	7.3%	1.9%
Frank G. Spottke (4)	0	16,947	0	8.6%
Hermilio R. Zachario (4)	0	16,334	0	8.3%

(1)	Mr. Stephan L. Ranzini has sole voting power for a group of investors.

(2)	Mr. Konczal’s unexercised options to purchase 13,750 shares of Common Stock are not included.

(3)	Mr. Konczal is an officer and director of Capital Alliance Advisors, Inc. The voting control of 25,618 Common Shares and 3,661 Series “A” Preferred Shares is unknown.

(4)	Private investor.

Certain Relationships and Related Transactions

Eastern Light Capital’s Directors have a fiduciary duty and obligation to resolve any conflicts of interest by exercising the utmost good faith and integrity. This responsibility is also recognized in the Corporation’s Code of Ethics available at its website www.elcreit.com.   Additionally, the Bylaws provide that the Directors and their affiliates must upon request by the Directors disclose any investments which are within the purview of Eastern Light Capital’s investment policies.

(Intentionally Left Blank)

PROPOSAL ONE – ELECTION OF DIRECTORS

The Bylaws of the Corporation provide for a variable Board of Directors with a range between three and seven members.  The Board of Directors currently consists of four members comprised of three Independent Directors (Blackburn, Grainer and Jones) and one Non-Independent Directors (Wrensen).  The Company has a corporate governance policy of maintaining a majority of Independent Directors.

The Director% are divided into three classes.  Each class of Directors serves for a staggered three-year term.  The Class I Director is Mr. Jones (who was elected at the 2009 Annual Meeting for a term which expires in 2012).  The Class II Director is Mr. Blackburn (who was elected at the 2007 Annual Meeting for a term to expire in 2010). The Class III Directors are Messrs. Wrensen and Grainer (who were elected at the 2008 Annual Meeting for terms which expires in 2011).

On the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Ace J. Blackburn for election by the shareholders to serve as Director. The nominee has agreed to serve, if elected, and management has no reason to believe that the nominee will be unavailable to serve.  Unless otherwise instructed, the proxy holders will vote Proxies received by them in favor of the election of the nominee named below.  However, if the nominee becomes unavailable for election for any reason, the shares represented by those Proxies will be voted for any substitute nominee designated by the Nominating and Corporate Governance Committee and approved by the Board of Directors.  Assuming that a quorum is present, a plurality of all the votes cast at the Annual Meeting will be sufficient to elect a nominee as a Director.  For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be counted in determining the presence of a quorum.

The Corporation’s Bylaws provide a procedure for shareholder nomination of persons for election to the Board of Directors.  Please see “Stockholder Proposals and Stockholder Nominations”.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW, AND, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

The following presents information concerning the person nominated for election at the Annual Meeting to the Board of Directors:

Nominee for Election as Class II Directors for Term Expiring in 2013

Ace J. Blackburn, 54 years of age, is the Senior Vice President and Chief Financial Officer of Trango Systems, Inc. Trango is headquartered in San Diego, California but has a global presence in fixed microwave wireless products. Prior to 2005, Mr. Blackburn was a litigation and defense partner at Cooney, Mattson, Lance, Blackburn, Richards & O’Connor where he worked with and advised many Fortune 100 companies on defense litigation and business issues. He graduated from Brown University with a BA in economics and has an MBA and JD from the University of Miami in Florida.

Directors Continuing In Office

Richard J. Wrensen
Biographical information for Mr. Wrensen is set forth in the section of this Proxy Statement entitled “General Corporation Information: Executive Officers.”

James L. Grainer, 56 years of age, is a principal of the Chattergy Group. Previously, Mr. Grainer was the President and Chief Financial Officer of GreenShift Corporation, a publicly listed company focused on the alternative energy and environmental sectors. Mr. Grainer also worked as a Managing Director in investment banking with Zanett Securities and Prudential Securities. As a Certified Public Accountant, Mr. Grainer worked in Deloitte-Touche’s New York office providing tax and business advisory services to a diversified group of clients.

Alan R. Jones, 55 years of age, has served as Managing Director of the western region for Aladdin Capital since January 2010. Previously he served as Managing Director of Utendahl Capital from 2008 until 2009. In 2004, Mr. Jones founded A.R. Jones & Associates, a relationship management company that focused on financial intermediaries and served as its President and Managing Director. Previously, Mr. Jones worked in fixed income sales and trading for Morgan Stanley and Salomon Brothers in both Manhattan and San Francisco. Mr. Jones is a Trustee of the Phillips Exeter Academy and a Board member of Rafael North Properties, Inc. He earned a Masters of Business Administration from the Wharton School at the University of Pennsylvania and a B.S. from Dartmouth College.

OTHER BUSINESS

At this date, management knows of no other matters proposed to be brought before the Annual Meeting.  If any other business should properly come before the Annual Meeting for shareholder action, the named proxies will vote the shares represented by the Proxies in accordance with their best judgment.

(Intentionally Left Blank)

EXECUTIVE COMPENSATION

Executive Compensation Discussion and Analysis

During 2010, the Committee will seek to closely align the Chief Executive Officers compensation with individual and Company performance, both on a short-term and long-term basis, through discretionary cash bonuses.

Management Compensation

The philosophy of the Compensation Committee is performance based.

Named Executive Officer Compensation

The Compensation Committee has approved the Chief Executive Officer’s base salary of not less than $15,000 per month, an annual discretionary bonus of up to 25% of the base salary and a discretionary award of common share equity options, subject to the terms of the Company’s 1998 Incentive Stock Option Plan. Mr. Wrensen also received health insurance, life insurance, disability insurance and a matching Company contribution, up to the legal limit, for participation in a Company sponsored Simple Individual Retirement Account.

Summary Compensation Table

The following table presents the total compensation paid by the Corporation to our Named Executive Officers during the year ended December 31, 2008 and 2009, respectively.

Name	Year	Salary	Bonus		Stock Award (1)		All Other Compensation	Total
Richard Wrensen (1)	2008	$180,000	$	---		$8,164	$7,900	$196,064
	2009	$190,000		$40,000	$	---	$5,925	$235,925
Gregory Bronshvag (2)	2008	$77,600	$	---		$597	$4,828	$83,025
	2009	$80,000		$2,500		$896	$2,475	$85,871

(1)   Mr. Wrensen was awarded 38,405 options, all of which have vested with a grant value of $8,164.

(2)     Mr. Bronshvag, Corporate Secretary, was awarded 12,000 options all of which have vested with a value of $2,986.  Mr. Bronshvag’s employment was terminated May 11. 2010.

Equity Awards Table

The following table sets forth the outstanding stock options as of December 31, 2009, for each individual who served as a Named Executive Officer during 2009:

Name	Number of Granted Options Outstanding	Number of Exercisable Options	Number of Unexercisable Options	Expiration Date	Exercise Price ($)	Estimated Fair Market Value of Exercisable Options	Estimated Fair Market Value of Unexercisable Options
Richard J. Wrensen	38,405	38,405	0	21-Feb-13	$3.63	$8,164	$	---
Gregory Bronshvag	12,000	12,000	0	21-Feb-18	$3.63	$2,986	$	---

Equity Compensation Plan Information

The Company has one equity compensation plan, the 1998 Incentive Stock Option Plan (“Plan”), which was approved by the shareholders on June 24, 1998 and expired on April 16, 2008. The purpose of the Plan was to provide performance based compensation in order to attract, retain and motivate the Company’s key employees, officers, Directors and any other individual or entity performing services for the Company.

The exercise price of all options must be greater than 100% of the fair market value of the Common Stock on the date of the award. No option term can exceed ten years from the date of the grant and no option grant can be made after the tenth anniversary of the date of the Board’s Plan adoption (April 16, 1998).

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. The principal management executive involved in these discussions was the Chief Executive Officer.

Based on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted by the Compensation Committee:  Ace J. Blackburn (Chairman), James L. Grainer and Alan R. Jones

DIRECTOR COMPENSATION

During 2009, the Corporation’s Independent Directors annual retainer for serving on the board was $8,000. The retainer was payable quarterly and the Independent Directors received a $500 meeting fee per quarter for board and committee meetings. The Directors also participate in the 1998 Stock Option Plan (which expired on April 16, 2008). Richard J. Wrensen, the Corporation’s Chief Executive Officer and a Non-Independent Director was not compensated for serving on the Board of Directors. Directors qualify for reasonable reimbursement of expenses incurred in attending board or committee meetings.

The following table presents the components of compensation received by non–employee directors during the twelve months ended December 31, 2009.

Name	Fees and Retainers Earned	Stock Awards (1)	All other Compensation		Total
James L. Grainer (1)	$10,000	$653	$	---	$10,653
Alan R. Jones (2)	$10,000	$398	$	---	$10,398
Ace J. Blackburn (2)	$10,000	$398	$	---	$10,398

(1)	During 2009, 2,625 of Mr. Grainer’s previously awarded common stock options with an award value of $653 vested.

(2)	During 2009, 1,600 of Messrs. Jones and Blackburn’s previously awarded common stock options with an award value of $398 each, vested.

STOCKHOLDER PROPOSALS AND NOMINATIONS

The Bylaws of the Corporation provide a procedure for shareholder proposals and shareholder nominations of persons for election to the Board of Directors.  That Procedure provides that any shareholder intending to present a proposal or nomination for election of one or more Directors at the Annual Meeting must deliver a written notice to the Corporation’s Secretary at the Corporation’s principal executive offices by personal delivery, registered mail, or telegraphic or facsimile transmission and be actually received by the Secretary of the Corporation on a date in the current year which corresponds to a date at least one-hundred twenty (120) days before the date on which the Corporation first mailed its proxy materials for the prior year’s annual meeting of shareholders.

Any such notice of a stockholder proposal from a shareholder to the Corporation’s Secretary must set forth as to each matter such shareholder proposes to bring before the meeting (i) a reasonably detailed description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and the business and residence address of the shareholder proposing such business, (iii) the class and number of shares of stock of the Corporation which are owned by such shareholder, (iv) any material interest of such shareholder in such business; and (v) any other information that is required to be provided by such shareholder pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations there under.

If the shareholder’s notice to the Corporation’s Secretary proposes to nominate one or more individuals for election or reelection as Director, that notice must set forth (i) the name and address of the shareholder who intends to make the nomination and of the Person or Persons to be nominated; (ii) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the Person or Persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other Person or Persons (naming such Person or Persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) the consent of each nominee to serve as a Director if so elected; and (v) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities Exchange Act of 1934, as amended, had the nominee been nominated, or intended to be nominated, by the Board of Directors.

If the shareholder’s notice to the Secretary proposes to bring other business before the meeting, that notice must include a brief description of (i) that business, (ii) the reasons for conducting that business at the meeting, and (iii) any material interest in that business held by that shareholder (and by the beneficial owner, if any, on whose behalf the proposal is made).  If a shareholder proposal or nomination is not made in accordance with the procedure set forth above, the Chairman of the Annual Meeting shall (i) determine and declare at the Annual Meeting that the proposed business or nomination was not properly brought before the Annual Meeting in accordance with the procedures set forth in the Bylaws and (ii) direct that the business not be transacted or that the defective nomination be disregarded.

AUDIT COMMITTEE REPORT

Composition

The Audit Committee of the Board of Directors is composed of three directors, all who are independent, as required by NYSE American Stock Exchange (“Exchange”) rules.  The Committee operates under a written charter adopted by the Board of Directors. The charter is available at the Company’s website www.elcreit.com and it is attached as Exhibit A.  The members of the Audit Committee for the year ended December 31, 2009 are James L. Grainer (Chairman), Alan R. Jones and Ace J. Blackburn.

Responsibilities

The responsibilities of the Audit Committee include selecting an accounting firm to be engaged as the Corporation’s independent accountants.  Management is responsible for the Corporation’s internal controls and financial reporting process.  The independent accountants are responsible for performing an independent audit of the Corporation’s financial statements in accordance with generally accepted auditing standards and for issuing a report thereon.  The Audit Committee’s responsibility is to assist the Board in overseeing these processes.  Pursuant to the Sarbanes-Oxley Act of 2002, the Audit Committee has the sole power to appoint the independent registered public accountants to provide auditing services.

Review with Management and Independent Accountants

The Audit Committee is required to meet and hold quarterly discussions with management and the independent accountants and has done so at least quarterly during 2009.  The Audit Committee discussions included not just the acceptability, of the accounting principles used in preparing the financial statements, but the reasonableness of the significant accounting judgments and estimates and the clarity of disclosure in the financial statements. The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed with the independent auditors the matters required by Statement of Auditing Standards 61 (“Communication with Audit Committees”).  The Audit Committee has received the written disclosures letter from the independent accountants required by Independence Standards Board Standard No.1 and has discussed with the independent accountant, the independent accountant’s independence. Management has represented to the Audit Committee that the Corporation’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Summary

Based upon the representations of management, and the report by the independent accountants to management, the audited financial statements were approved by the Audit Committee for inclusion in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission.

This report is submitted by the Audit Committee:  James L. Grainer (Chairman), Alan R. Jones and Ace J. Blackburn, Jr.

ADDITIONAL ACCOUNTANT INFORMATION

The Audit Committee has engaged Armanino McKenna LLP, independent auditors, to audit the Corporation’s consolidated financial statements for the year ending December 31, 2009. Rothstein, Kass & Company LLP had provided independent public accounting services to the Corporation from 2005 to 2008. The Audit Committee may in its discretion at any time direct the appointment of different independent auditors, if the Audit Committee determines that such a change would be in the best interests of the Corporation and its shareholders.

A representative of Armanino McKenna LLP is expected to be present at the Annual Meeting, who will have an opportunity to make a statement and is expected to be available to answer appropriate questions.

Accountant Fees

Armanino McKenna LLP audited the Corporation’s financial statements and otherwise acted as the Corporation’s independent registered public accounting firm with respect to the fiscal year ended December 31, 2009 while Rothstein, Kass & Company LLP audited the Corporation’s financial statements and otherwise acted as the Corporation’s independent registered public accounting firm with respect to the fiscal year ended December 31, 2008. Mowat, Mackie and Anderson CPA’s provided the Corporation with tax compliance and reporting services for the fiscal year ended December 31, 2008 and 2009. The expenses incurred for these services are summarized below:

Service	Fiscal Year 2009		Fiscal Year 2008		Accountants
Audit & Review Fees		$67,500		$103,500	Armanino McKenna (2009) Rothstein, Kass & Company (2008)
Audit-Related Fees	$	---	$	---	------------
Tax Fees		$6,000		$6,000	Mowat, Mackie and Anderson
All Other Fees	$	---	$	---	------------
Total Fees		$73,500		$109,500

Pre-Approval Policy for Audit and Non-Audit Services

The Audit Committee’s policy is to review and pre-approve the scope, terms and related fees of all auditing services provided by the registered independent public accountants, subject to the de minimus exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

Section 16(a) of the Securities Act of 1934 requires the Corporation’s Directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation’s securities to file with the Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Corporation.  Officers, Directors and greater than ten percent stockholders are required by the Commission’s regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

To the best of the Corporation’s knowledge, all Section 16(a) filing requirements applicable to its Officers and Directors have been satisfied by such persons for the fiscal year which ended December 31, 2009.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009, and is incorporated herein by reference.

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the date of the meeting or any adjournment or postponement thereof shall be deemed to be incorporated by reference herein and made a part hereof from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other document subsequently filed with the Commission which also is deemed to be incorporated by reference herein modified or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

The Company will provide without charge to each person to whom a copy of this Proxy Statement is delivered, upon the written or oral request of such person, a copy of any or all of the documents incorporated by reference herein (not including the exhibits to such documents, unless such exhibits are specifically incorporated by reference in such documents). Requests for such copies should be directed to Eastern Light Capital, 100 Pine Street, Suite 560, San Francisco, California 94111, Attention: Richard J. Wrensen, Acting Corporate Secretary.

MISCELLANEOUS

The proxy statement and the accompanying Proxy are being solicited by the order of the Directors, and all costs related to this solicitation will be borne by the Corporation.  Proxies may be solicited by mail, telephone, or telegram or in person.  The Manager of the Corporation will request banks, brokerage houses, and other institutions, nominees, or fiduciaries that hold shares in their names to forward the solicitation materials to the beneficial owners thereof, and the Corporation will reimburse those persons for their reasonable expenses in so forwarding these materials.  Directors and officers and regular employees of the Company may, without additional compensation, solicit Proxies by telephone or telegram or in person.

By Order of the Directors,

Richard J. Wrensen
Acting Corporate Secretary

San Francisco, California
June 2, 2010

Eastern Light Capital
100 Pine Street, Suite 560 • San Francisco, California 94111
Tel: (415) 693-9500 • Fax: (415) 693-9501

PROXY FOR ANNUAL MEETING
June 30, 2010

The undersigned, as record owner of the securities of Eastern Light Capital, a Delaware corporation (“Corporation”), described below, hereby revokes any previous proxies and appoints Richard J. Wrensen, Inspector of Elections, with power of substitution and revocation and for and in the name of the undersigned, to vote and otherwise represent all of the shares of the undersigned at the meeting and any adjournment thereof, with the same effect as if the undersigned were present and voting the shares.  The shares represented by this proxy shall be voted in the following manner:

1.           PROPOSAL ONE: ELECTION OF DIRECTOR

The Board of Directors recommends a vote FOR THE NOMINEE to the Board of Directors.

NOMINEE:	○	ACE J. BLACKBURN

□	FOR THE NOMINEE	□	WITHHOLD AUTHORITY FOR THE NOMINEE	□

Instructions: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown: ●

The shares represented by this proxy will be voted as you have indicated above.

		(Sign exactly as name appears on your account statement)
Dated:	2010
		Name (Shareholder of record)
Number of Preferred Shares		Number of Common Shares